SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
 ___________

 FORM 8-K
___________

 CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): October 17, 2008

ARTCRAFT V, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

DELAWARE	000-50818	26-0744863
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

Room 1131, XianKeJiDian Building
BaGuaSi Road Futian District
Shenzhen City, China 518029
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

011-86775 23990959
 (ISSUER TELEPHONE NUMBER)

(FORMER NAME AND ADDRESS)
===============================================================

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. Entry Into a Material Definitive Agreement

        On October 17, 2008, we received approval from the Chinese government regarding the Agreement on Transfer of Shenzhen Xin Kai Yuan Info Consult Co., Ltd, our indirect subsidiary, to Shenzhen Dingyi Investment Consulting Company Co., Ltd.  dated September 22, 2008  (the “Agreement”).  A copy of the Agreement is referred to and incorporated herein by reference to the Form 8-K filed with the SEC on September 26, 2008.

ITEM 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Financial Statements of Businesses Acquired.

None; not applicable.

(b)	Pro Forma Financial Information.

None; not applicable.

(c)	Exhibits.

Exhibit Number	Description

10.1	Official approval document from Shenzhen Administration for Industry & Commerce, People's Republic of China dated October 17, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ARTCRAFT V, INC.

Date: October 21, 2008	By:	/s/ Li Te Xiao
Li Te Xiao
Title
President